Intangible Assets, net	12 Months Ended
Dec. 31, 2025
Intangible Assets, net
Intangible Assets, net
5.	Intangible Assets, net

The following is a summary of intangible assets, net:

	December 31, 2024	December 31, 2025
	RMB	RMB
Gross carrying amount
Insurance distribution and service-related licenses	57,330	59,065
Software and systems	1,840	6,775
Total intangible assets	59,170	65,840
Less: accumulated amortization	(1,121)	(1,287)
Intangible assets, net	58,049	64,553

Licenses for insurance distribution and services have indefinite useful life. Amortization expenses were RMB0.4 million, RMB0.2 million and RMB0.7 million for the years ended December 31, 2023, 2024 and 2025, respectively. No impairment charge was recognized for any of the years presented.

As of December 31, 2025, intangible assets amortization expense for future years is expected to be as follows:

Amortization expense of intangible assets
RMB
2026	1,919
2027	1,919
2028	1,311
2029	95
2030	95
Thereafter	149
Total	5,488